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                                                                   Exhibit 10.55

                             FIRST AMENDMENT TO THE
                       AMGEN SUPPLEMENTAL RETIREMENT PLAN
               AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 1, 1999

                  The Amgen Supplemental Retirement Plan as amended and restated effective November 1, 1999 (the "Plan") is hereby amended as follows:

1. Effective as of January 1, 2002, Amgen USA Inc. shall participate in the Plan for so long as Amgen USA Inc. remains in existence. As such, the attached Appendix A shall be added to the Plan to show Amgen USA Inc. as a participating subsidiary in the Plan.

To record this First Amendment to the Plan as set forth herein, the Company has caused its authorized officer to execute this document this 24th day of
                                                            ----
October, 2001.
-------

                                   AMGEN INC.

                                   By: /s/ Brian McNamee
                                       -----------------------------------------

                                   Title: Senior Vice President, Human Resources
                                          --------------------------------------

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                                   APPENDIX A
                                   ----------

             Participating Subsidiaries and Affiliates of Amgen Inc.

1.    Amgen USA Inc. - January 1, 2002

                                       2